Long-term investments	12 Months Ended
Dec. 31, 2019
Available-for-sale financial assets [abstract]
Long-term investments
Long-term investments

	2019				2018
	Cost	AOCI	Transfers	Fair Value	Cost	AOCI	Fair Value
	$	$	$	$	$	$	$

Calibre Mining Corp.	7,844	(5,423)	(2,421)	—	7,844	(6,395)	1,449
RTG Mining Inc.	13,400	(12,562)	—	838	13,400	(12,306)	1,094
St. Augustine Gold & Copper Ltd.	20,193	(19,141)	—	1,052	20,193	(19,194)	999
Libero Copper Corp.	632	291	—	923	632	(22)	610
Goldstone Resources Ltd.	20	(17)	—	3	20	(17)	3
Balance, end of year	42,089	(36,852)	(2,421)	2,816	42,089	(37,934)	4,155

The Company holds investments in certain public companies, as disclosed in the table above. The Company, through its acquisition of CGA Mining Limited in 2013, acquired investments in the securities of St. Augustine Gold & Copper Ltd. and RTG Mining Inc.

Under IFRS 9, the Company made the irrevocable election to present changes in the fair value of these long-term investments in OCI. This designation resulted in reclassification of a $35 million cumulative impairment loss (net of a $1 million deferred income tax recovery) on the long-term investments from deficit to accumulated other comprehensive income ("AOCI") on January 1, 2018.

On October 15, 2019, the Company completed the sale of the Nicaraguan Group to Calibre (Note 6). In connection with the closing, the Company's share ownership in Calibre increased. The Company determined that effective October 15, 2019, it has significant influence over the decision-making process of Calibre as a result of the increase in share ownership and having an executive of the Company sit on Calibre's Board of Directors, therefore, the Company is using the equity basis of accounting to account for this investment and is included in Mining Interests (Note 10).